Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2004-1

Report for the Month Ended June 30, 2005

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #
2004-A1	Senior Auction Rate Notes	280907BF2
2004-A2	Senior Auction Rate Notes	280907BG0
2004-A3	Senior Auction Rate Notes	280907BH8
2004-A4	Senior Auction Rate Notes	280907BJ4
2004-A5	Senior Auction Rate Notes	280907BK1
2004-B1	Subordinate Auction Rate Notes	280907BL9

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #
2004-B1	Subordinate Auction Rate Notes	August 5, 2005	280907BL9
2004-A1	Senior Auction Rate Notes	August 16, 2005	280907BF2

C.	Principal Outstanding - June, 2005

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-A1	$68,550,000.00	$0.00	$0.00	$68,550,000.00
2004-A2	52,000,000.00	0.00	0.00	52,000,000.00
2004-A3	78,100,000.00	0.00	(4,700,000.00)	73,400,000.00
2004-A4	69,600,000.00	0.00	0.00	69,600,000.00
2004-A5	67,000,000.00	0.00	0.00	67,000,000.00
2004-B1	34,150,000.00	0.00	(450,000.00)	33,700,000.00

Totals	$369,400,000.00	$0.00	$(5,150,000.00)	$364,250,000.00

D.	Accrued Interest Outstanding - June, 2005

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month
2004-A1	$47,985.05	$182,800.01	167,947.50	$62,837.56
2004-A2	4,521.11	136,500.00	126,591.11	14,430.00
2004-A3	193,167.33	208,246.66	387,549.55	13,864.44
2004-A4	128,702.00	185,194.00	171,602.67	142,293.33
2004-A5	82,596.11	179,076.11	165,192.22	96,480.00
2004-B1	59,477.92	92,063.33	87,651.67	63,889.58

Totals	$516,449.52	$983,880.11	$1,106,534.72	$393,794.91

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-A1	16-Aug-05	5.52%
2004-A2	26-Jul-05	5.35%
2004-A3	27-Jul-05	5.21%
2004-A4	03-Aug-05	5.68%
2004-A5	10-Aug-05	5.64%
2004-B1	05-Aug-05	5.61%

F.	Noteholders’ Carry-Over Amounts - June, 2005

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - June, 2005

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Fund - June, 2005

Amount
Balance, Start of Month	$5,541,000.00
Additions During Month	0.00
Less Withdrawals During Month	(77,250.00)

Balance, End of Month	$5,463,750.00

B.	Capitalized Interest Account - June, 2005

Amount
Balance, Start of Month	$0.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Account - June, 2005

		Amount
Balance, Start of Month		$0.00
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Transfer to Surplus		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$0.00
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	0.00

Net Costs of Loans Acquired		0.00

Balance, End of Month		$0.00

D.	Alternative Loan Guarantee Account - June, 2005

Amount
Balance, Start of Month	$533,283.62
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(11.99)
Interest Received During Month	80.87
Other Additions (Transfers) During Month	2,075.66
Less Withdrawals During Month for Default Payments	(53,003.81)

Balance, End of Month	$482,424.35

E.	Revenue Fund Income Account - June, 2005

Amount
Balance, Start of Month	$6,065,518.19
Student Loan Collections	7,829,468.00
Investment Earnings Received	48,617.82
Government Interest and Special Allowance Received	4.62
Sweep of Student Loan Collections From Prior Month	(7,849,174.34)

Balance, End of Month	$6,094,434.29

F.	Surplus Account - June, 2005

Amount
Balance, Start of Month	$5,113,247.71
Transfers In	6,687,272.88
Transfers Out	(5,072,750.00)
Other Changes During Month	0.00

Balance, End of Month	$6,727,770.59

III.	Student Loan Information

A.	Student Loan Principal Outstanding - June, 2005

Amount
Balance, Start of Month	$337,832,632.17
Transfers	0.00
Loans Purchased / Originated	0.00
Capitalized Interest	792,486.21
Less Principal Payments Received	(7,370,961.85)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(51,180.83)
Less Sale of Loans	0.00
Other Increases (Decreases)	(9,517.08)

Balance, End of Month	$331,193,458.62

B.	Composition of Student Loan Portfolio as of June 30, 2005

Amount
Aggregate Outstanding Principal Balance	$331,193,458.62
Number of Borrowers	51,402
Average Outstanding Principal Balance Per Borrower	$6,443
Number of Loans (Promissory Notes)	101,641
Average Outstanding Principal Balance Per Loan	$3,258
Weighted Average Interest Rate	3.68%

C.	Distribution of Student Loan Portfolio by Loan Type as of June 30, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$120,380,436.18	36.3%
Stafford - Unsubsidized	102,739,353.05	31.0%
Stafford - Nonsubsidized	900.89	0.0%
PLUS	15,008,090.87	4.5%
SLS	5,018.88	0.0%
Consolidation	47,921,005.31	14.5%
Alternative	45,138,653.44	13.6%

Total	$331,193,458.62	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$107,324,862.21	32.4%
3.00% to 3.49%	129,540,538.00	39.1%
3.50% to 3.99%	21,089,684.99	6.4%
4.00% to 4.49%	24,363,267.77	7.4%
4.50% to 4.99%	1,549,459.33	0.5%
5.00% to 5.49%	10,500,410.36	3.2%
5.50% to 5.99%	468,932.93	0.1%
6.00% to 6.49%	15,930,915.99	4.8%
6.50% to 6.99%	15,335,033.45	4.6%
7.00% to 7.49%	223,691.85	0.1%
7.50% to 7.99%	2,469,743.07	0.7%
8.00% to 8.49%	296,467.77	0.1%
8.50% or Greater	2,100,450.90	0.6%

Total	$331,193,458.62	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of June 30, 2005

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$57,204,703.61	17.3%
Grace	24,150,824.03	7.3%
Repayment	189,883,699.79	57.3%
Deferment	46,943,434.05	14.2%
Forbearance	13,010,797.14	3.9%

Total	$331,193,458.62	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of June 30, 2005

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$11,362,013.72	4.5%	3.4%
61 to 90 Days	5,944,660.42	2.4%	1.8%
91 to 120 Days	4,739,305.30	1.9%	1.4%
121 to 180 Days	6,188,372.82	2.5%	1.9%
181 to 270 Days	6,110,286.87	2.4%	1.8%
Over 270 Days	1,308,672.36	0.5%	0.4%
Claims Filed, Not Yet Paid	1,443,064.86	0.6%	0.4%

Total	$37,096,376.35	14.8%	11.2%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of June 30, 2005

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$87,103.35	0.0%
FFELP Loan Guaranteed 98%	285,967,701.83	86.3%
Alternative Loans Non-Guaranteed	45,138,653.44	13.6%

Total	$331,193,458.62	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of June 30, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$206,404,297.59	62.3%
Great Lakes Higher Education Corporation	49,419,981.12	14.9%
Student Loans of North Dakota	2,733,627.41	0.8%
California Student Aid Commission	9,403,098.07	2.8%
Educational Credit Management Corporation	4,661,618.21	1.4%
Northwest Education Loan Association	6,918,952.47	2.1%
National Student Loan Program	5,580,838.14	1.7%
Pennsylvania Higher Education Assistance Agency	36,355.06	0.0%
United Student Aid Funds, Inc	886,274.19	0.3%
Other Guarantee Agencies	9,762.92	0.0%
Alternative Loans Non-Guaranteed	45,138,653.44	13.6%

Total	$331,193,458.62	100.0%

I.	Fees and Expenses Accrued For / Through June, 2005

	June, 2005	For The 6 Months Ended June 30, 2005
Servicing Fees	$248,395.09	$1,558,936.86
Treas Mgmt / Lockbox Fees	5,023.17	32,317.44
Indenture Trustee Fees	6,518.89	45,531.25
Broker / Dealer Fees	76,827.43	484,596.53
Auction Agent Fees	4,796.25	29,567.93
Other Permitted Expenses	0.00	0.00

Total	$341,560.83	$2,150,950.01

J.	Ratio of Assets to Liabilities as of June 30, 2005

Amount
Assets
Reserve Funds	$5,463,750.00
Capitalized Interest Account	0.00
Acquisition Account	0.00
Revenue Fund Income Account	6,094,434.29
Surplus Account	6,727,770.59
Other Investments	984,158.34
Borrower Repayment Account	543,886.10
Due from Subservicers	448,623.63
Student Loan Principal Outstanding	331,193,458.62
Unamortized Student Loan Acquisitions Costs	5,682,573.94
Accrued Earnings on Student Loans and Investments	7,189,684.66
Unamortized Cost of Debt Issuance	1,797,323.39
Other Assets	1,012.25

Total Indenture Assets	$366,126,675.81

Liabilities
Notes Payable	$364,250,000.00
Accrued Interest Payable	393,794.91
Accrued Liabilities	296,756.85

Total Indenture Liabilities	$364,940,551.76

Ratio	100.33%

K.	Senior and Subordinate Percentages as of June 30, 2005

Amount
Aggregate Values	$366,126,675.81

Senior Notes Outstanding Plus Accrued Interest	330,879,905.35

All Notes Outstanding Plus Accrued Interest	364,643,794.91

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.65%

Subordinate Percentage (Requirement = 102%)	100.41%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(5,809,995.00)